Exhibit 99.02

Certification

        Pursuant to 18 U.S.C. § 1350, the undersigned officer of Hershey Foods Corporation (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002

    /s/ Frank Cerminara
Frank Cerminara
         Chief Financial Officer

        The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.